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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 8, 2008




                             SIGNATURE EYEWEAR, INC.
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               (Exact Name of Registrant as Specified in Charter)



          California                 0-23001                     95-3876317
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(State or Other Jurisdiction        (Commission                (IRS Employer
     of Incorporation)              File Number)             Identification No.)



       498 North Oak Street, Inglewood CA                         90302
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    (Address of Principal Executive Offices)                    (Zip Code)



Registrant's telephone number, including area code:    (310) 330-2700



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          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Grobstein Horwath & Company LLP ("GHC") audited the financial statements of Signature Eyewear, Inc. (the "Company") commencing with the fiscal year ended October 31, 2004. GHC has advised the Company that effective December 8, 2008, the personnel of GHC joined Crowe Horwath LLP ("Crowe") and GHC resigned as the Company's independent auditors. The audit reports of GHC on the financial statements of the Company as of and for the years ended October 31, 2007 and 2006 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         On December 9, 2008, the Company engaged Crowe as its independent auditor for the audit of the Company's financial statements for the year ended October 31, 2008. The Company's Audit Committee approved this engagement.

         During the Company's two most recent fiscal years ended October 31, 2007 and 2006 and through December 9, 2008, the Company did not consult with Crowe on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company's financial statements, and Crowe did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

         In connection with the audits of the Company's financial statements for the fiscal years ended October 31, 2007 and 2006 and through December 8, 2008, there were: (i) no disagreements between the Company and GHC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of GHC, would have caused GHC to make reference to the subject matter of the disagreement in their reports on the Company's financial statements for such years, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

         The Company has provided GHC with a copy of the disclosures in this Form 8-K and has requested that GHC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not GHC agrees with the Company's statements in this Item 4.01. A copy of the letter dated January 14, 2009, furnished by GHC in response to that request is filed as Exhibit 16.1 to this Form 8-K.



ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) EXHIBITS

Exhibit
Number      Description
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16.1        Letter of Grobstein Horwath & Company LLP, dated January 15, 2009




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                                    SIGNATURE
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:   January 15, 2009                    SIGNATURE EYEWEAR, INC.



                                             By: /s/ Michael Prince
                                                 ---------------------------
                                                 Name:  Michael Prince
                                                 Title: Chief Executive Officer
















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
                                  EXHIBIT INDEX
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Exhibit
Number         Description
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16.1           Letter of Grobstein Horwath & Company LLP, dated January 15, 2009





























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